Principal Funds, Inc.
Supplement dated April 23, 2020
to the Statement of Additional Information dated March 1, 2020
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD
Effective April 27, 2020, under Additional Information Regarding Board Members and Officers, delete Jennifer A. Block from the FUND COMPLEX OFFICERS table.

PORTFOLIO MANAGER DISCLOSURE
Effective April 30, 2020, delete references to Tina Paris and Timothy R. Warrick.
Effective April 30, 2020, in the Advisor: Principal Global Investors, LLC (Fixed Income Portfolio Managers) section, add the following to the alphabetical list of portfolio managers in the Other Accounts Managed table:

Other Accounts Managed
	Total Number Of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance

Randy R. Woodbury(1): Core Plus Bond Fund
Registered investment companies	17	$8.5 billion	1	$543.0 million
Other pooled investment vehicles	47	$15.0 billion	0	$0
Other accounts	50	$8.3 billion	11	$1.1 billion
(1) Information as of March 31, 2020
Effective April 30, 2020, add the following to the alphabetical list of portfolio managers in the Ownership of Securities table:
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Randy R. Woodbury(1)	Core Plus Bond	$100,001 - 500,000
(1) Information as of March 31, 2020